Filed Pursuant to Rule 497(e)
                                                      Registration No. 333-00767

[LOGO OMITTED]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS

Amerindo Technology Fund

February 28, 2003
(as Supplemented on October 3, 2003)

Class D Shares

                                                                    PROSPECTUS 1
                                                             AMERINDO FUNDS INC.
February 28, 2003                                                 Class D Shares
(as Supplemented on October 3, 2003)
--------------------------------------------------------------------------------

AMERINDO TECHNOLOGY FUND
The Fund's investment objective is to seek long-term capital appreciation.

--------------------------------------------------------------------------------
Risk/Return Summary: Investments, Risks and Performance ....................  2

Fee Table ..................................................................  4

Investment Objectives, Principal Investment Strategies and Related Risks ...  6

Additional Investment Information and Risk Factors .........................  7

Management, Organization and Capital Structure .............................  9

Pricing of Fund Shares ..................................................... 11

How to Purchase Shares ..................................................... 11

How to Redeem Shares ....................................................... 14

Dividends and Distributions ................................................ 16

Tax Consequences ........................................................... 16

Distribution Arrangements .................................................. 17

Financial Highlights Information ........................................... 19

--------------------------------------------------------------------------------

The Amerindo Technology Fund is a portfolio of Amerindo Funds Inc. (the "Company").

2  PROSPECTUS     RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

AMERINDO
Technology Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Amerindo Technology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Amerindo Technology Fund's investment objective. There is no assurance that the Amerindo Technology Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

The Amerindo Technology Fund (the "Fund") seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science areas.

[] Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

[] Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.


WHO MAY WANT TO INVEST IN THE AMERINDO TECHNOLOGY FUND

The Amerindo Technology Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving such goals, and their tolerance for risk before investing in the Amerindo Technology Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this fund is expected to experience, this fund could be an appropriate part of your overall investment strategy. The Amerindo Technology Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 3
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of Class D shares of the Fund for the life of the Class. The table shows how the Fund's Class D shares' average annual returns for the one-year, five year and since inception periods compare with that of the NASDAQ Composite Index. During the periods shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent three calendar years, the value of technology related securities has declined materially. While analyzing this information, please note that the Fund's past performance is not an indication of how Class D shares of the Fund will perform in the future.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31
             (CLASS D SHARES)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1997     (18.11)%
1998      84.67%
1999     248.86%
2000     (64.79)%
2001     (50.77)%
2002     (30.96)%

BEST QUARTER 3/31/99: 66.72% WORST QUARTER 9/30/01: (56.51)%

---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS               PAST                  PAST                  SINCE
(FOR THE PERIODS ENDING 12/31/02)1       ONE YEAR             FIVE YEARS            INCEPTION2
---------------------------------------------------------------------------------------------------------------------------
Amerindo
Technology Fund
Class D Shares
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                      (30.96)%               (5.07)%               (8.75)%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes
on Distributions                         (30.96)%               (7.00)%              (10.25)%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares                      (19.01)%               (1.18)%               (4.61)%
---------------------------------------------------------------------------------------------------------------------------
NASDAQ
Composite Index3                         (31.25)%               (2.88)%               (1.80)%
---------------------------------------------------------------------------------------------------------------------------

1 Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.
2 The date of inception of the Class D shares was October 28, 1996.
3 The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 31, 1996.

 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

4  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
(AS A PERCENTAGE OF THE OFFERING PRICE)                         None

Maximum Deferred Sales Charge (Load)
     (as a percentage of)                                       None

Maximum Sales Charge (Load) Imposed on
Reinvested Distributions/Dividends
(as a percentage of)                                            None

Redemption Fees for shares held less than 1 year
(AS A PERCENT OF AMOUNT REDEEMED)                               2.00%

Exchange Fees                                                   None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES1 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management Fees                                                 1.50%

Distribution and/or Service (12b-1) Fees                        0.25%

Other Expenses                                                  1.40%
                                                                -----

Total Annual Fund Operating Expenses                            3.15%

Fee Waiver/Expense Reimbursement                                0.90%
                                                                -----

Net Total Annual Fund Operating Expenses                        2.25%


1 The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until October 31, 2003 and will be subject to annual renewal thereafter. For the fiscal year ended October 31, 2002, the Advisor waived its entire management fee and reimbursed certain expenses of the Fund.

                                                                    PROSPECTUS 5
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              YEAR 1        YEAR 3      YEAR 5         YEAR 10
Technology Fund
   Class D                     $228          $703       $1,205         $2,585

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

6  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE,
PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS


INVESTMENT OBJECTIVE.
The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.


PRINCIPAL INVESTMENT STRATEGIES.
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.

In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Advisor (as hereinafter defined) believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last three years, stock prices have declined materially.

The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, the Advisor anticipates that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Advisor.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"),

                                                                    PROSPECTUS 7
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.

BUY/SELL DECISIONS.
Advisor considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the variables that determine corporate profits,
(iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

PORTFOLIO TURNOVER.
Purchases and sales are made for the Fund whenever necessary, in the Advisor's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


ADDITIONAL INVESTMENT
INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS.
Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

THE HEALTHCARE AND BIOTECHNOLOGY AREAS.
The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

CONCENTRATION.
The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration

8  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES.
The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING.
The Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES.
The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, the Fund cannot sell restricted securities publicly without the expense and time required to register the securities under the Securities Act of 1933 or sell the securities under Rule 144 or other rules under the Securities Act of 1933 which generally permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit the Fund's ability to sell, distribute or liquidate its investments in such securities. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Fund's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized.

PRIVATE EQUITY INVESTMENTS.
The restricted securities in which the Fund may invest include private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

Moreover, the value for Private Equity Investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board of Directors of the Fund designed to reflect, in good faith, the fair value of such investments. Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. Moreover, there can be no assurance that such value will ultimately reflect the actual market price that would be realized by the Fund upon the sale of the investments.

                                                                    PROSPECTUS 9
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


INITIAL PUBLIC OFFERINGS.
The Fund may participate in the initial public offering ("IPO") market. The Fund may purchase shares of companies during their IPOs or during an additional public offering of the same security, and may at times dispose of those shares shortly after their acquisition. By definition, IPOs have not traded publicly until the time of their offerings. The Fund's purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sections of the markets where these new issuers operate. Many IPOs are issued by undercapitalized companies of small or microcap size. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

TEMPORARY INVESTMENTS.
When the Advisor believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not be able to achieve its investment objective.

REPURCHASE AGREEMENTS.
The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

NON-DIVERSIFIED STATUS.
The Fund is a non-diversified investment company. As such, the Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.


MANAGEMENT, ORGANIZATION
AND CAPITAL STRUCTURE

ADVISOR.
Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.13 billion as of June 30, 2003. Alberto W. Vilar and Dr. Gary
A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

ALBERTO W. VILAR, 62, is Chairman of Amerindo Funds, Inc. and Chief Executive Officer of the Company. Mr. Vilar served as a Director of the Company from its

10  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


inception until June 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA, 60, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Agreement for the Fund, the Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.

ADVISOR'S FEES.
Pursuant to the terms of the Investment Advisory Agreement, the Fund pays an annual advisory fee, paid monthly, equal to 1.50% of the Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses of the Fund to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until October 31, 2003 and will be subject to annual renewal thereafter. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information. In addition, the Advisor receives service fees of 0.25% of the Class D shares' average daily net assets.

The Fund's annualized total return with respect to Class D shares for the period October 28, 1996 (commencement of operations) through December 31, 2002 was (8.75)%. The Fund's total return with respect to Class D shares for the calendar year ended December 31, 2002 was (30.96)%.

The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in

                                                                   PROSPECTUS 11
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.


PRICING OF FUND SHARES

Net asset values per share for Class D shares of the Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.


HOW TO PURCHASE SHARES

FOREIGN INVESTORS.

The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact Amerindo Investment Advisors Inc., the Fund's investment advisor for more information.

INITIAL INVESTMENTS BY WIRE.
You may purchase Class D shares of the Fund by wiring immediately available federal funds (subject to the minimum investment) to Deutsche Bank from your bank (see instructions below). Your bank may charge a fee for doing so. The minimum initial investment for Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund. The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information required in the application. Then you should provide your bank with the following information for purposes of wiring your investment:

   Deutsche Bank
   New York, New York
   ABA# 021001033
   Account # 01-465-547
   F/B/O Amerindo Technology Fund
   Class D
   Fund Acct. No._____________
   Social Security or
     Tax Identification No.__________________

You are required to fax and mail the original signed application to the Transfer Agent at the address below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the

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12  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.


CUSTOMER IDENTIFICATION AND VERIFICATION.
To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold you proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares will be subject to corresponding tax implications.

INITIAL INVESTMENTS BY MAIL.
An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

   AmerindoFunds
   c/o Forum Shareholder Services LLC
   P.O. Box 446
   Portland, ME 04112

The Fund does not accept cash, traveler's checks, money orders, cashier's checks, bank drafts, or starter or third party checks. All purchases of Fund shares (initial and additional investments) greater than $150,000 must be made by wiring monies to the clearing bank as outlined above or by telephone or Internet through Automated Clearing House ("ACH"), by electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone or Internet and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt of Shareholder's funds. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor (as hereinafter defined). In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

INITIAL INVESTMENTS BY INTERNET.
You may open a new account online at www.amerindo.com. Payment for Fund shares may be made by check or wire or by ACH transfer, as described above.

                                                                   PROSPECTUS 13
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


ADDITIONAL INVESTMENTS.
Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class D) or by wiring monies to the clearing bank or by telephone or Internet with payment by ACH as outlined above.

OTHER PURCHASE INFORMATION.
Investors may open accounts in the Fund only through the exclusive distributor for the Fund, SEI Investments Distribution Co. (the "Distributor"). For nominal consideration and as agent for the Fund, the Distributor will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. See "Distribution Arrangements."

The purchase price paid for Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares" herein. Class D shares are sold without a front-end sales load. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective on the next business day.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange for the purchase of the Fund's shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for the purchase of the Fund's shares must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. The Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations, broker-dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information in connection with any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

If you have a checking or savings account with your bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $100 per month.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

14  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone or Internet. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


BY MAIL.
The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Fund and the Distributor are open for business. Requests should be addressed to AmerindoFunds, c/o Forum Shareholder Services LLC, P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:

   (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

   (b)  any required signature guarantees (see "Signature Guarantees" below);
        and

   (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES.
To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) share transfer requests, (3) written requests greater than $50,000, and (4) redemptions from an account for which the address or account registration has changed within the last 30 days. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-832-4386 for further details regarding Signature Guarantees.

BY TELEPHONE OR INTERNET.
Provided the Telephone/Internet Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-832-4386 or by visiting the Fund's website at www.amerindo.com and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone/Internet Redemption Option is authorized, the Fund and the Transfer Agent may act on telephone or Internet instructions from any person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, and not the Fund or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or the Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Internet transactions will require the use of your account number and social security number. You will be required to choose a password upon your first log-in.

OPTIONAL REDEMPTION BY THE FUND.
Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right

                                                                   PROSPECTUS 15
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain the required minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION.
Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds generally will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE.
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs - measured by both commissions and bid/ask spreads
- which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 4, 2003, for example, will be subject to the fee if they are redeemed on or prior to April 3, 2004. If they are redeemed on or after April 4, 2004, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

ANTI-MONEY LAUNDERING PROGRAM.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-MoneyLaundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best

16  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

At least 90% of net investment income of Class D Shares of the Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for the Class D shares of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."

The net investment income of Class D shares of the Fund for each Business Day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior Business Day. Class D shares of the Fund earn dividends on the Business Day their purchase is effective but not on the Business Day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION.
Distribution of dividends from the Fund may be made in accordance with several options.
A shareholder may select one of three
distribution options:

1. AUTOMATIC REINVESTMENT OPTION.
   Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION.
   Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION.
   Both dividends and capital gains distributions will be paid in cash.


TAX CONSEQUENCES

The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short-term capital gains). Distributions of net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. Although corporate shareholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, the Fund does not believe that any of its distributions will qualify for this deduction.

The Fund's policy is to distribute as capital gains dividends each year 100% of its net capital gains. The net capital gains (the excess of net long-term capital gains over net short-term capital losses) realized and distributed by the Fund and designated as capital gains dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund.

                                                                   PROSPECTUS 17
                                                                   AMERINDOFUNDS
--------------------------------------------------------------------------------


Any dividend or distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

Each shareholder will recognize a taxable gain or loss upon the sale or redemption of shares in the Fund equal to the difference between the amount redeemed and the shareholder's adjusted tax basis on the shares sold or redeemed.

The Fund is generally required, subject to certain exemptions, to withhold at a rate of 30% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders are not subject to this requirement.

If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax advisor regarding specific questions as to federal, state, local and foreign income withholding taxes. Additional tax information is contained in the Statement of Additional Information.


DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR.
The Distributor SEI Investments Distribution Co., an affiliate of the Administrator, has entered into a Distribution Agreement with the Fund to serve as the Fund's distributor. For nominal consideration and as agent for the Fund, the Distributor solicits orders for the purchase of Fund shares provided that any orders will not be binding on the Fund until accepted by the Fund as principal. See "Management of Fund" in the Statement of Additional Information.

12B-1 PLAN.
The Fund, on behalf of the Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The total amounts payable under the Plan by the Class D shares of the Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders.

In accordance with the Plan, the Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares for providing servicing to their clients ("shareholder servicing"). The Fund is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Advisor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a

18  PROSPECTUS
AMERINDOFUNDS
--------------------------------------------------------------------------------


shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Fund's prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plan or otherwise. Any servicing fees paid to the Advisor also may be used for purposes of (i) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                                                                   PROSPECTUS 19
                                                                   AMERINDOFUNDS
Financial Highlights Information
--------------------------------------------------------------------------------


The following table is intended to help you understand the Amerindo Technology Fund Class D shares financial performance over the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal periods ended October 31, 2000, 2001, 2002, and by other auditors for the fiscal years prior to October 31, 2000. The report of Deloitte & Touche LLP dated December 13, 2002, along with the Fund's financial statements, is included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the period ended October 31, 2002, which are available to shareholders upon request.

----------------------------------------------------------------------------------------------------------------------------------
AMERINDO TECHNOLOGY FUND--CLASS D SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                2002+              2001+              2000             1999**          1998
                                             -------------------------------------------------------------------------------------
Net asset value beginning of period          $     4.27         $    20.20         $    23.46       $    13.61       $   7.37
                                             ----------         ----------         ----------       ----------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                               (0.10)             (0.16)             (0.53)           (0.07)         (0.20)
Net realized and unrealized gain (loss)
   on investments                                 (0.45)            (15.77)             (2.73)           20.07           6.44
                                             ----------         ----------         ----------       ----------       --------
DISTRIBUTIONS:
Net investment income                                --                 --                 --               --             --
                                             ----------         ----------         ----------       ----------       --------
Realized capital gains                               --                 --                 --           (10.15)            --
                                             ----------         ----------         ----------       ----------       --------
Net asset value end of period                $     3.72        $      4.27         $    20.20       $    23.46       $  13.61
                                             ==========        ===========         ==========       ==========       ========
Total return*                                    (12.88)%           (78.86)%           (13.90)%         146.74%         84.67%
                                             ==========        ===========         ==========       ==========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)               $   51,374            $71,055           $379,869         $272,205        $64,194
Ratio to average net assets:
   Expenses***                                     2.25%              2.25%              2.13%            2.25%          2.25%
   Net Investment loss***                         (2.19)%            (1.83)%            (1.94)%          (0.64)%        (2.21)%
Portfolio turnover rate                           50.17%             70.03%             30.51%          170.00%         78.46%
----------------------------------------------------------------------------------------------------------------------------------

  * Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
 ** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to
    October 31. All ratios for the period have been annualized.
*** Net of fees waived amounting to 0.90%, 0.31%, 0.00%, 0.04%, 0.50% of average net assets for the years ended October 31, 2002, 2001, 2000, 1999 and 1998, respectively.
  + Per share ratios calculated using average shares outstanding method.
Amounts designated as "--" are either $0 or have been rounded to $0.

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AMERINDO FUNDS INC.
February 28, 2003
(as Supplemented on October 3, 2003)

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Amerindo Investment Advisors Inc.

San Francisco, California

New York, New York



ADMINISTRATOR
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SEI Investments Mutual Funds Services

Oaks, Pennsylvania



DISTRIBUTOR
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SEI Investments Distribution Co.

Oaks, Pennsylvania



TRANSFER AND DIVIDEND AGENT
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Forum Shareholder Services LLC

Portland, Maine



LEGAL COUNSEL
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Paul, Hastings, Janofsky & Walker LLP

New York, New York



1-888-832-4386
www.amerindo.com

A Statement of Additional Information (SAI), dated February 28, 2003 (as supplemented on October 3, 2003), includes additional information about the Fund and its investments and is incorporated by reference into this prospectus. The Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. In the Fund's Annual Report is a discussion of the market and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-832-4386. To request other information about the Fund and to make shareholder inquiries, please call your financial intermediary or the Funds.
A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (WWW.SEC.GOV) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

SEC File Number: 811-07531



AME-PS-001-0200